Exhibit 99.1

 Apple Hospitality REIT Announces Executive Leadership Team

RICHMOND, Va. (March 5, 2020) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced the promotion, effective April 1, 2020, of six members of its senior management team. The promotions are in conjunction with the previously announced retirement of the Company’s Executive Vice President and Chief Operating Officer, Kristian Gathright, and the Company’s Executive Vice President and Chief Financial Officer, Bryan Peery, who will retire from their officer positions with the Company, effective March 31, 2020.

Justin Knight, President and Chief Executive Officer of the Company, commented, “We are fortunate to have a tenured senior management team with tremendous experience and a passion for driving industry leading results and maximizing value for our shareholders. I am confident they will effectively transition into their expanded roles and continue to build upon the success we have had over the years, and I look forward to the future of Apple Hospitality under their leadership. On behalf of the Company and our Board of Directors, I express sincere gratitude to Krissy and Bryan for their instrumental roles in the development of our team and their contributions to the Company over the years.”

The individuals promoted, their new positions, and details regarding their industry experience are included below.

Nelson Knight Promoted to President, Real Estate and Investments

Nelson Knight joined the Apple REIT Companies in 2005 and has served as Executive Vice President and Chief Investment Officer for the Company since May 2014. Prior to his current role, he held various senior management positions with the Company and each of the former Apple REIT Companies. Mr. Knight executes on the Company’s capital deployment strategies, including oversight of the Company’s capital reinvestment team. Mr. Knight serves on the Marriott Capital Asset Planning and Execution (CAPE) Board, on Hilton’s Product Advisory Council, on the Home2 Suites by Hilton Owners Advisory Committee, on the TownePlace Suites by Marriott Franchise Advisory Council, as an advisory member of the Hunter Hotels Investment Conference, and as chair of the TownePlace Suites by Marriott System Marketing Committee. Mr. Knight holds a Master of Business Administration degree from Texas Christian University, as well as a Bachelor of Arts degree, Cum Laude, in History with a minor in Business from Southern Virginia University.

Elizabeth Perkins Promoted to Senior Vice President and Chief Financial Officer

Elizabeth (“Liz”) Perkins joined the Apple REIT Companies in 2006 and has served as Senior Vice President of Corporate Strategy and Reporting for the Company since April 2015. Ms. Perkins began her career with the Apple REIT Companies as an Asset Manager and has held various management and senior management roles since 2008. Ms. Perkins has been a key part of the leadership team at the Apple REIT Companies, fostering valuable relationships, aiding in strategic investment decisions, directing corporate strategy and reporting initiatives, and overseeing the Company’s investor relations, risk management and internal audit functions. Prior to joining the Apple REIT Companies, Ms. Perkins served as Assurance Associate with Ernst & Young, LLP, where she specialized in insurance clients. Within the industry, Ms. Perkins currently serves on the Homewood Suites by Hilton Owners Advisory Council, the Residence Inn by Marriott System Marketing Fund Council, the American Hotel and Lodging Association Consumer Innovation Forum, and the distribution advisory councils for Marriott and Hilton. Ms. Perkins holds a Bachelor of Business Administration degree in Accounting from the J.M. Tull School of Accounting within the Terry College of Business at the University of Georgia.

Jeanette Clarke Promoted to Senior Vice President and Chief Capital Investments Officer

Jeanette Clarke joined the Apple REIT Companies in 2008 and has served as Senior Vice President of Capital Investments for the Company since March 2019. Ms. Clarke began her career with the Apple REIT Companies as an Analyst and has held various management and senior management roles since 2012. Ms. Clarke has been instrumental in the development of the Company’s capital investments team, fostering valuable relationships with brand, manager and supplier teams, leading strategic capital reinvestment initiatives, and overseeing the Company’s energy efficiency and sustainability programs. Prior to joining the Apple REIT Companies, Ms. Clarke served as a Senior Financial Analyst at Genworth Financial, and in various roles at Circuit City Stores, Inc., including Accounting Manager of Expense, Service and Advertising Payables. Within the industry, Ms. Clarke serves on the Marriott Owner & Franchise Technology Advisory Council. Ms. Clarke holds a Master of Business Administration degree from Virginia Commonwealth University and a Bachelor of Science degree, Magna Cum Laude, in Business Administration with a concentration in Finance and minor in Economics from Longwood University.

Karen Gallagher Promoted to Senior Vice President and Chief Operating Officer

Karen (“K.C.”) Gallagher joined the Apple REIT Companies in 2003 and has served as Senior Vice President of Asset Management for the Company since January 2012. Ms. Gallagher began her career with the Apple REIT Companies as a Senior Asset Manager and has held various management and senior management roles since 2005. Ms. Gallagher’s leadership of the asset management team has been instrumental in fostering relationships with brand and management company teams and developing the Company’s analytical and benchmarking of property-level performance methodology, each helping to maximize profitability. Prior to joining the Apple REIT Companies, Ms. Gallagher served as Senior Assurance Associate with Ernst & Young, LLP, where she specialized in real estate clients. Within the industry, Ms. Gallagher serves as a member of the Hampton by Hilton Ownership Advisory Council, as well as the Global Finance Committee for the lodging industry sponsored by the Hospitality Financial and Technology Professionals and American Hotel and Lodging Association. Ms. Gallagher holds a Master of Science degree in Accounting and a Bachelor of Science degree in Commerce from the McIntire School of Commerce at the University of Virginia, and a second major in Economics from the School of Arts and Sciences at the University of Virginia. Ms. Gallagher is a Certified Public Accountant.

Rachel Labrecque Promoted to Senior Vice President and Chief Accounting Officer

Rachel Labrecque joined the Apple REIT Companies in 2015 and has served as Senior Vice President of Accounting for the Company since January 2019. Ms. Labrecque began her career with the Apple REIT Companies as a Director of Accounting and has since held various management and senior management roles. Ms. Labrecque oversees accounting, financial reporting, treasury operations and taxation for the Company. Prior to joining the Apple REIT Companies, Ms. Labrecque most recently served as Senior Vice President of Finance and Corporate Controller with Bowlero Corporation (formerly BowlmorAMF Corporation). Her prior experience includes serving as Vice President and Corporate Controller and Director of Financial Reporting with Bowlero Corporation, as well as various financial reporting, accounting and auditing roles with The Mills Corporation (a publicly traded REIT), AOL Time Warner and Arthur Andersen, LLP. Ms. Labrecque holds a Bachelor of Science degree in Accounting from the Virginia Tech Pamplin College of Business. Ms. Labrecque is a Certified Public Accountant.

Matthew Rash Promoted to Senior Vice President and Chief Legal Officer

Matthew (“Matt”) Rash joined the Company in 2019 and has served as its Senior Vice President and General Counsel since that time. Mr. Rash oversees all legal matters for the Company. Prior to joining the Company, Mr. Rash most recently served as a Partner at McGuireWoods LLP, a full-service law firm in Richmond, Virginia, where he specialized in commercial real estate transactions, including acquisitions, dispositions and lending, working on numerous transactions with the Apple REIT Companies. He also served as a law clerk with the United States District Court for the Eastern District of Virginia, for the Honorable James R. Spencer. Mr. Rash holds a Juris Doctor degree from the University of Richmond and a Bachelor of Arts degree in Government and Foreign Affairs from the University of Virginia.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (“REIT”) that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. Apple Hospitality’s portfolio consists of 231 hotels with more than 29,500 guest rooms located in 87 markets throughout 34 states. Concentrated with industry-leading brands, the Company’s portfolio consists of 104 Marriott-branded hotels, 124 Hilton-branded hotels, one Hyatt-branded hotel and two independent hotels. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer

Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality, and its wholly-owned subsidiaries, to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust. Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved. In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement. Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

804‐727‐6321

kclarke@applereit.com

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